UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2019

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 1, 2019, RE/MAX, LLC (“RE/MAX”), an indirect subsidiary of RE/MAX Holdings, Inc. (the “Company”), acquired 22 advertising funds and related entities (collectively, the “RE/MAX Advertising Funds”). Also on January 1, 2019, RE/MAX of Western Canada (1998), LLC (“RE/MAX of Western Canada”), a subsidiary of RE/MAX, acquired an additional advertising fund (the “Western Canada Ad Fund”). Also on January 1, 2019, Motto Franchising, LLC (“Motto”), a subsidiary of RE/MAX, acquired an additional advertising fund (the “Motto Advertising Fund,” and, together with the RE/MAX Advertising Funds and the Western Canada Ad Fund, the “Advertising Funds.”)

Prior to the acquisitions, the Company’s Chairman and Co-Founder, Dave Liniger, owned 100% of the equity interests in the Advertising Funds. Pursuant to the terms of the acquisition agreements, which were entered into by RE/MAX, RE/MAX of Western Canada, Motto and Mr. Liniger, RE/MAX, RE/MAX of Western Canada, and Motto paid Mr. Liniger nominal consideration of US $40 in the aggregate for the Advertising Funds.

The advertising funds collect money from RE/MAX and Motto offices and are contractually obligated to use the money for purposes including preparation and placement of advertising materials, promotions, programs and public relations activities, technology related services, and related maintenance and administrative costs. Because the funds are contractually encumbered, the Company does not expect the acquisitions of the Advertising Funds will have a material impact on GAAP earnings per share (“EPS”) or Adjusted EPS in 2019.

The RE/MAX Advertising Funds have been merged into RE/MAX Marketing Fund, LLC, a wholly-owned subsidiary of RE/MAX; the Western Canada Ad Fund is a wholly-owned subsidiary of RE/MAX of Western Canada; and the Motto advertising fund is as a wholly-owned subsidiary of Motto.

The acquisitions of the Advertising Funds by the Company are not expected to result in material changes to the nature of advertising, marketing and technology expenditures or the markets in which advertising is conducted.  The acquisitions of the Advertising Funds are part of the Company’s succession plan, and ownership of the Advertising Funds by the franchisor is a common structure.

Item 2.01. Completion of Acquisition or Disposal of Assets.

The information regarding the acquisitions of the Advertising Funds on January 1, 2019, under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: January 7, 2019	By:	/s/ Adam Lindquist Scoville
Adam Lindquist Scoville
Vice President and General Counsel